UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2023
Annual Report
to Shareholders
DWS Enhanced Commodity Strategy Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Consolidated Portfolio Summary
15	Consolidated Investment Portfolio
39	Consolidated Statement of Assets and Liabilities
41	Consolidated Statement of Operations
43	Consolidated Statements of Changes in Net Assets
44	Consolidated Financial Highlights
49	Notes to Consolidated Financial Statements
68	Report of Independent Registered Public Accounting Firm
70	Other Information
71	Information About Your Fund’s Expenses
72	Tax Information
73	Liquidity Risk Management
74	Advisory Agreement Board Considerations and Fee Evaluation
79	Board Members and Officers
85	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Enhanced Commodity Strategy Fund

The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. A counterparty with whom the Fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Enhanced Commodity Strategy Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging for the remainder of 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Enhanced Commodity Strategy Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
The Fund’s Class A shares returned -9.49% during the 12-month period ended June 30, 2023, outperforming the -9.61% return of the Bloomberg Commodity Index.
Investment Process
Portfolio management generally will allocate the Fund’s commodity-linked investments among a variety of different commodity sectors. Portfolio management employs three main strategies with respect to its commodity-linked investments: a relative value strategy, a tactical strategy, and a “roll enhancement”  strategy. In implementing the relative value strategy, portfolio management will use a proprietary quantitative, rules-based methodology in determining the Fund’s commodity sector weightings relative to the Fund’s benchmark index, the Bloomberg Commodity Index. Portfolio management normally will rebalance commodity sector positions when a sector undergoes a “trigger event,”  reducing the Fund’s exposure to commodity sectors that are believed to be “expensive”  and increasing its exposure to sectors that are believed to be “cheap.”  To the extent environmental, social or governance (ESG) factors apply to the market supply and demand of a commodity sector, portfolio management will take such factors into account when analyzing the expected supply and demand for such sector. The tactical strategy focuses on the direction of commodity markets as a whole. Portfolio management will use a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Portfolio management may reduce the Fund’s exposure to all commodity sectors when commodities in general appear overvalued. In implementing the “roll enhancement”  strategy, portfolio management seeks to invest in commodity contracts whose expiration is further out on the “commodity curve”  than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.
With respect to the Fund’s fixed income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed income securities.

DWS Enhanced Commodity Strategy Fund	|	5

Commodity prices trended steadily lower throughout the period, creating challenging conditions for investors. Part of the weakness was the result of timing: commodities surged in the first half of 2022, particularly in the wake of Russia’s invasion of Ukraine, and spiked to a ten-year high in early June of that year. While the index fell sharply in the latter half of the month, it still entered the current reporting period at an elevated level. As a result, a shift to less favorable news flow over the course of the past 12 months had an outsized impact on prices.
The weakness in energy-related commodities, which are heavily weighted in the index, was the primary driver of the downturn. West Texas Intermediate Crude declined from $105.76 a barrel to $70.64 over the course of the year. While production was constrained, with lower capital expenditures by the major producers and continued discipline by the OPEC+ countries, oil lost ground due to concerns about the impact of slowing global growth. Natural gas was also a weak performer, with prices falling from $5.424 per million British Thermal Units (btu) on June 30, 2022 to $2.798 by the close of the period. Supplies rose more than the markets had been anticipating, causing the commodity to lag the broader index by a wide margin.
“Commodity prices trended steadily lower throughout the period, creating challenging conditions for investors.”
Base metals (including copper, aluminum, and zinc) also finished the 12-month period in the red. Prices in this segment are driven largely by expectations for China’s economy, which was a headwind given that the nation’s reopening from its extended COVID-19 lockdowns did not provide the expected boost to growth. In addition, government policy in the country shifted in favor of boosting consumer spending rather than capital investment, depressing demand for metals.
Agricultural commodities posted a narrow gain but outperformed the index. Generally speaking, the category was helped by the combination of weaker-than-expected production and steady demand. It also has a lower sensitivity to the outlook for economic growth, a positive trait in the current environment.
Precious metals gained ground and were the best-performing major segment of the commodity market. A general downtrend in the U.S. dollar

6	|	DWS Enhanced Commodity Strategy Fund

from the autumn of 2022 onward provided a tailwind, as did the periodic emergence of hopes  that the U.S. Federal Reserve (Fed) would “pause”  its long series of interest rate hikes.
Fund Performance
We use a number of different strategies in an effort to maximize returns and manage risk. The majority contributed to relative performance over the past 12 months, somewhat offsetting the full impact of weakness in the broader commodities market.
Tactical Strategy: This element of our approach was a key contributor. The portfolio averaged less than 100% market exposure during the period, which proved very helpful at a time in which the index posted a double-digit loss.
Roll Enhancement Strategy: We made a number of adjustments in this area over the course of the year in an effort to adjust to market conditions and extract value from various parts of the curve. This activity was a net contributor to performance. In our view, this illustrates the potential merits of a strategy that seeks opportunities along the entire curve and not just in short-dated contracts.
Relative Value Strategy: Here, the Fund benefited from its overweight in gold against underweights in base metals and energy.
We invest in commodities using swaps and futures, and we invest the remainder of the Fund’s assets in a fixed-income portfolio. Although we use a conservative approach in this area, holding fixed-income assets as collateral detracted from performance given the poor returns for bonds in a rising-rate environment.
We also sought to adjust the portfolio’s positioning to take advantage of short-term market dislocations in an opportunistic fashion. Our activity on this front added value, highlighted by trades in natural gas. Positioning in wheat was an additional contributor of note. On the other hand, positioning in the broader energy sector detracted.
Outlook and Fund Positioning
A number of variables continued to affect the commodities market at the midway point of the year, leading to a broad range of potential outcomes. The prospects for global central bank policy, China’s economy, and weather conditions all remained uncertain, indicating the likelihood of

DWS Enhanced Commodity Strategy Fund	|	7

ongoing market volatility and a wide dispersion in returns among individual commodities. We believe these circumstances create fertile ground for the Fund to seek opportunities and manage downside risk using its disciplined, multi-faceted strategy.
Portfolio Management Team
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2010.
—Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—Portfolio Manager: New York.
—BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Jeff Morton, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2022.
—Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.
—Fixed Income Portfolio Manager: New York.
—BS in Major Industrial Management and Economics, Carnegie Mellon University.
Avraham D. Feinberg, CFA, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2012, with 8 years of industry experience. Prior to joining he worked as an Equity Analyst at Morningstar and as a Senior Business Planning Consultant at MetLife.
—Senior Portfolio Manager Liquid Real Assets: Chicago.
—BA in Economics from Northwestern University; MBA, from Kellogg School of Management, Northwestern University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.
Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Momentum is the rate of acceleration or deceleration of a security’s price.
Overweight means the Fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS Enhanced Commodity Strategy Fund

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities.

DWS Enhanced Commodity Strategy Fund	|	9

Performance SummaryJune 30, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/23
Unadjusted for Sales Charge	–9.49%	3.44%	0.28%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.70%	2.23%	–0.31%
Bloomberg Commodity Index†	–9.61%	4.73%	–0.99%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/23
Unadjusted for Sales Charge	–10.29%	2.66%	–0.48%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–10.29%	2.66%	–0.48%
Bloomberg Commodity Index†	–9.61%	4.73%	–0.99%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 6/30/23
No Sales Charges	–9.27%	3.82%	3.09%
Bloomberg Commodity Index†	–9.61%	4.73%	3.96%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/23
No Sales Charges	–9.30%	3.66%	0.49%
Bloomberg Commodity Index†	–9.61%	4.73%	–0.99%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/23
No Sales Charges	–9.24%	3.80%	0.62%
Bloomberg Commodity Index†	–9.61%	4.73%	–0.99%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2022 are 1.36%, 1.99%, 0.97%, 1.13% and 1.04% for Class A,

10	|	DWS Enhanced Commodity Strategy Fund

Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Consolidated Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended June 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on June 1, 2016.
†	The Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

DWS Enhanced Commodity Strategy Fund	|	11

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
6/30/23	$5.61	$4.99	$5.69	$5.68	$5.69
6/30/22	$9.36	$8.33	$9.50	$9.48	$9.51
Distribution Information as of 6/30/23
Income Dividends, Twelve Months	$3.04	$2.66	$3.11	$3.09	$3.11

12	|	DWS Enhanced Commodity Strategy Fund

Consolidated Portfolio Summary(Unaudited)
The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.
Commodity-Linked Investments
Commodity Sector Allocation (Commodity Exposure from Commodity-Linked Derivative Instruments as a % of Net Assets)	6/30/23	6/30/22
Agriculture	21%	26%
Energy	16%	33%
Precious Metals	12%	21%
Industrials	11%	12%
Livestock	3%	5%
	63%	97%
Fixed-Income Investments
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/23	6/30/22
Government & Agency Obligations	33%	55%
Corporate Bonds	27%	21%
Cash Equivalents	22%	11%
Asset-Backed	9%	5%
Commercial Mortgage-Backed Securities	5%	3%
Short-Term U.S. Treasury Obligations	2%	4%
Collateralized Mortgage Obligations	2%	1%
Call Options Purchased	0%	0%
	100%	100%

Quality (Excludes Securities Lending Collateral and Cash Equivalents)	6/30/23	6/30/22
AAA	61%	70%
AA	6%	5%
A	12%	9%
BBB	18%	13%
Below BBB	2%	2%
Not Rated	1%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	6/30/23	6/30/22
Effective Maturity	1.3 years	1.5 years
Effective Duration	0.7 years	0.8 years

DWS Enhanced Commodity Strategy Fund	|	13

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s consolidated investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 85 for contact information.

14	|	DWS Enhanced Commodity Strategy Fund

Consolidated
Investment Portfolioas of June 30, 2023

	Principal Amount ($)	Value ($)
Corporate Bonds 27.2%
Communication Services 1.2%
Charter Communications Operating LLC, 4.908%, 7/23/2025	3,000,000	2,941,941
Discovery Communications LLC, 3.45%, 3/15/2025	2,000,000	1,914,616
Empresa Nacional de Telecomunicaciones SA, 144A, 4.875%, 10/30/2024	666,667	658,000
Kenbourne Invest SA, 144A, 6.875%, 11/26/2024	264,000	229,677
Meituan, 144A, 2.125%, 10/28/2025	720,000	657,475
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	1,080,000	966,867
Sprint LLC, 7.625%, 3/1/2026	1,670,000	1,734,753
Tencent Music Entertainment Group, 1.375%, 9/3/2025	1,000,000	907,405
T-Mobile U.S.A., Inc., 3.5%, 4/15/2025	5,000,000	4,807,182
		14,817,916
Consumer Discretionary 2.2%
7-Eleven, Inc., 144A, 0.8%, 2/10/2024	1,934,000	1,874,443
Aptiv PLC, 2.396%, 2/18/2025	2,780,000	2,638,198
AutoZone, Inc., 4.5%, 2/1/2028	2,610,000	2,542,943
Daimler Truck Finance North America LLC, 144A, 5.15%, 1/16/2026	1,600,000	1,592,513
Dollar General Corp., 4.25%, 9/20/2024	1,580,000	1,549,540
Ford Motor Credit Co. LLC, 3.375%, 11/13/2025	1,360,000	1,264,629
General Motors Financial Co., Inc., 1.7%, 8/18/2023	1,000,000	994,810
Hyundai Capital America:
144A, 1.0%, 9/17/2024	5,000,000	4,702,057
144A, 1.25%, 9/18/2023	4,685,000	4,640,393
KFC Holding Co., 144A, 4.75%, 6/1/2027	540,000	521,219
Kia Corp., 144A, 1.0%, 4/16/2024	1,130,000	1,087,425
Royal Caribbean Cruises Ltd.:
144A, 5.5%, 8/31/2026	2,450,000	2,322,874
144A, 11.5%, 6/1/2025	370,000	392,570
Warnermedia Holdings, Inc., 3.428%, 3/15/2024	1,730,000	1,698,543
		27,822,157
Consumer Staples 0.9%
Constellation Brands, Inc., 5.0%, 2/2/2026	1,600,000	1,594,012
Coty, Inc., 144A, 5.0%, 4/15/2026	2,390,000	2,290,383
GSK Consumer Healthcare Capital UK PLC, 3.125%, 3/24/2025	4,000,000	3,821,808
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	15

	Principal Amount ($)	Value ($)
JBS U.S.A. Lux SA, 144A, 2.5%, 1/15/2027	960,000	841,056
JDE Peet’s NV, 144A, 0.8%, 9/24/2024	1,740,000	1,631,758
Mondelez International, Inc., 2.125%, 3/17/2024	1,360,000	1,326,729
		11,505,746
Energy 2.1%
Antero Midstream Partners LP, 144A, 7.875%, 5/15/2026	2,000,000	2,028,362
Canadian Natural Resources Ltd.:
3.8%, 4/15/2024	750,000	737,745
3.9%, 2/1/2025	2,150,000	2,078,324
DCP Midstream Operating LP, 5.375%, 7/15/2025	2,440,000	2,415,599
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	2,270,000	2,220,469
MarkWest Energy Partners LP, 4.875%, 6/1/2025	3,500,000	3,406,617
MPLX LP, 4.875%, 12/1/2024	2,000,000	1,971,116
Petroleos Mexicanos:
4.625%, 9/21/2023	1,000,000	990,650
4.875%, 1/18/2024 (a)	1,000,000	982,756
Phillips 66, 0.9%, 2/15/2024	2,020,000	1,959,979
Plains All American Pipeline LP, 3.85%, 10/15/2023 (a)	4,000,000	3,977,858
SA Global Sukuk Ltd., 144A, 0.946%, 6/17/2024	1,220,000	1,160,891
Saudi Arabian Oil Co., 144A, 1.25%, 11/24/2023	887,000	869,492
Williams Companies, Inc., 4.55%, 6/24/2024	2,200,000	2,170,212
		26,970,070
Financials 10.7%
AerCap Ireland Capital DAC:
2.45%, 10/29/2026	2,110,000	1,884,548
4.875%, 1/16/2024	2,350,000	2,333,487
Aircastle Ltd.:
4.4%, 9/25/2023	4,345,000	4,322,823
144A, 5.25%, 8/11/2025	2,000,000	1,932,706
Ally Financial, Inc., 1.45%, 10/2/2023	2,500,000	2,466,427
American Express Co., 3.375%, 5/3/2024	2,740,000	2,686,526
ASB Bank Ltd., 144A, 3.125%, 5/23/2024	5,290,000	5,168,431
Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	1,675,000	1,668,223
Banco Votorantim SA, 144A, 4.375%, 7/29/2025	1,000,000	959,876
Bancolombia SA, 3.0%, 1/29/2025	3,104,000	2,948,718
Barclays PLC, 1.007%, 12/10/2024	5,000,000	4,874,526
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	2,139,000	1,967,876
BPCE SA:
144A, 2.375%, 1/14/2025	300,000	281,253
The accompanying notes are an integral part of the consolidated financial statements.

16	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
144A, 5.7%, 10/22/2023	1,645,000	1,637,814
Capital One Financial Corp., 4.985%, 7/24/2026	3,230,000	3,130,680
Citizens Bank NA, 4.119%, 5/23/2025	2,000,000	1,894,073
Corebridge Financial, Inc., 3.5%, 4/4/2025	2,050,000	1,952,994
Credicorp Ltd., 144A, 2.75%, 6/17/2025	1,000,000	945,035
Credit Agricole SA, 144A, 5.589%, 7/5/2026 (b)	3,330,000	3,325,131
Danske Bank AS, 144A, 6.466%, 1/9/2026	5,000,000	4,988,077
Equitable Financial Life Global Funding, 144A, 0.5%, 11/17/2023	1,000,000	980,448
HSBC Holdings PLC:
4.25%, 3/14/2024	5,600,000	5,528,493
7.336%, 11/3/2026	3,000,000	3,088,056
ING Groep NV, 3.55%, 4/9/2024	3,950,000	3,877,217
Intesa Sanpaolo SpA, 144A, 7.0%, 11/21/2025	890,000	898,150
KeyBank NA, 3.4%, 5/20/2026	4,000,000	3,445,727
KeyCorp., 3.878%, 5/23/2025	2,850,000	2,635,509
Lloyds Banking Group PLC, 4.716%, 8/11/2026	1,440,000	1,399,073
Macquarie Group Ltd., 144A, SOFR + 0.92%, 6.011% (c), 9/23/2027	6,000,000	5,899,987
Mitsubishi UFJ Financial Group, Inc.:
0.962%, 10/11/2025	3,200,000	2,985,696
5.719%, 2/20/2026	7,000,000	6,962,393
Mizuho Financial Group, Inc., 1.241%, 7/10/2024	4,351,000	4,348,323
Morgan Stanley:
0.791%, 1/22/2025	6,000,000	5,814,404
3.62%, 4/17/2025	6,000,000	5,880,770
Nasdaq, Inc., 5.65%, 6/28/2025	670,000	671,934
NatWest Markets PLC, 144A, 0.8%, 8/12/2024	1,000,000	941,642
Nomura Holdings, Inc.:
2.648%, 1/16/2025 (a)	2,495,000	2,361,993
5.099%, 7/3/2025	3,000,000	2,944,154
Pacific Life Global Funding II, 144A, 5.951% (c), 6/16/2025	2,000,000	2,003,468
SNB Funding Ltd., REG S, 2.75%, 10/2/2024	1,000,000	962,500
Societe Generale SA, 144A, 2.625%, 1/22/2025	3,705,000	3,481,418
Standard Chartered PLC:
144A, 1.822%, 11/23/2025	1,010,000	944,322
144A, 6.17%, 1/9/2027	2,120,000	2,117,846
144A, 7.776%, 11/16/2025	1,560,000	1,595,607
Sumitomo Mitsui Trust Bank Ltd., 144A, SOFR + 0.44%, 5.531% (c), 9/16/2024	2,240,000	2,230,076
Synchrony Bank, 5.4%, 8/22/2025	1,000,000	956,987
Synchrony Financial, 4.875%, 6/13/2025	5,000,000	4,750,964
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	17

	Principal Amount ($)	Value ($)
Truist Financial Corp., 6.047%, 6/8/2027	5,000,000	5,002,076
UBS Group AG, 144A, 2.193%, 6/5/2026	1,390,000	1,274,586
		137,353,043
Health Care 1.3%
Bayer U.S. Finance II LLC, 144A, 3.875%, 12/15/2023	1,000,000	990,338
CVS Health Corp., 3.875%, 7/20/2025	2,858,000	2,777,668
Humana, Inc., 5.7%, 3/13/2026	6,000,000	6,002,876
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	370,000	350,579
Teva Pharmaceutical Finance Netherlands III BV:
4.75%, 5/9/2027	1,205,000	1,114,712
6.0%, 4/15/2024	1,525,000	1,515,069
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	4,720,000	4,444,566
		17,195,808
Industrials 1.5%
Albemarle Corp., 4.65%, 6/1/2027 (a)	2,220,000	2,161,900
Boeing Co., 1.95%, 2/1/2024	2,000,000	1,954,366
Clean Harbors, Inc., 144A, 4.875%, 7/15/2027	1,205,000	1,153,821
Delta Air Lines, Inc., 144A, 4.5%, 10/20/2025	433,334	423,883
Global Payments, Inc.:
1.5%, 11/15/2024	4,290,000	4,031,368
4.95%, 8/15/2027	920,000	896,390
Hillenbrand, Inc., 5.75%, 6/15/2025	1,120,000	1,109,360
Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,160,000	1,178,445
Penske Truck Leasing Co., 144A, 4.4%, 7/1/2027	1,960,000	1,849,953
Penske Truck Leasing Co., LP, 144A, 1.2%, 11/15/2025	3,155,000	2,806,057
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,651,000	1,637,383
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	134,639	135,656
WESCO Distribution, Inc., 144A, 7.125%, 6/15/2025	375,000	378,951
		19,717,533
Information Technology 1.7%
Dell International LLC, 5.25%, 2/1/2028	2,060,000	2,055,728
DXC Technology Co., 1.8%, 9/15/2026	4,520,000	3,928,475
HP, Inc., 2.2%, 6/17/2025	4,190,000	3,941,032
Microchip Technology, Inc.:
0.972%, 2/15/2024	4,000,000	3,875,395
0.983%, 9/1/2024	1,570,000	1,482,977
2.67%, 9/1/2023	1,250,000	1,244,847
4.25%, 9/1/2025	170,000	164,689
NXP BV, 4.4%, 6/1/2027	1,370,000	1,324,366
The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Qorvo, Inc., 144A, 1.75%, 12/15/2024	2,500,000	2,324,619
Take-Two Interactive Software, Inc., 3.3%, 3/28/2024	71,000	69,609
Workday, Inc., 3.5%, 4/1/2027	1,430,000	1,355,424
		21,767,161
Materials 2.0%
Celanese U.S. Holdings LLC:
3.5%, 5/8/2024	1,010,000	988,443
5.9%, 7/5/2024	3,410,000	3,402,751
Chemours Co., 5.375%, 5/15/2027	1,250,000	1,177,498
First Quantum Minerals Ltd., 144A, 6.875%, 3/1/2026	3,545,000	3,489,709
Glencore Funding LLC:
144A, 1.625%, 9/1/2025	1,385,000	1,271,341
144A, 4.125%, 3/12/2024	4,640,000	4,583,994
Indonesia Asahan Aluminium Persero PT:
144A, 4.75%, 5/15/2025	1,500,000	1,460,280
REG S, 4.75%, 5/15/2025	500,000	486,760
LYB International Finance III LLC, 1.25%, 10/1/2025	1,962,000	1,774,108
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,419,000	2,368,951
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,510,000	1,475,240
Nucor Corp., 2.0%, 6/1/2025	635,000	593,789
POSCO, 144A, 4.0%, 8/1/2023	2,000,000	1,997,299
		25,070,163
Real Estate 1.6%
American Tower Corp., (REIT), 2.4%, 3/15/2025	2,770,000	2,608,103
Equinix, Inc.:
(REIT), 1.0%, 9/15/2025	3,600,000	3,250,058
(REIT), 1.25%, 7/15/2025	690,000	629,373
Office Properties Income Trust, (REIT), 2.65%, 6/15/2026	1,340,000	987,527
Realty Income Corp., 5.05%, 1/13/2026	2,580,000	2,557,244
RLJ Lodging Trust LP, 144A, (REIT), 3.75%, 7/1/2026	240,000	220,200
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 7/15/2026	1,000,000	860,271
Trust Fibra Uno:
144A, (REIT), 5.25%, 12/15/2024	1,000,000	977,400
REG S, (REIT), 5.25%, 12/15/2024	1,000,000	977,400
Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,800,000	2,737,180
VICI Properties LP:
144A, (REIT), 3.5%, 2/15/2025	140,000	133,770
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	19

	Principal Amount ($)	Value ($)
144A, (REIT), 4.625%, 6/15/2025	330,000	318,861
Welltower OP LLC, (REIT), 3.625%, 3/15/2024	4,500,000	4,424,635
		20,682,022
Utilities 2.0%
Alexander Funding Trust, 144A, 1.841%, 11/15/2023	2,200,000	2,151,764
American Electric Power Co., Inc.:
Series M, 0.75%, 11/1/2023	2,255,000	2,217,401
5.699%, 8/15/2025	4,280,000	4,251,067
CenterPoint Energy, Inc., SOFR + 0.65%, 5.739% (c), 5/13/2024	3,270,000	3,266,621
Dominion Energy, Inc., 3.071%, 8/15/2024	3,159,000	3,050,968
Korea East-West Power Co., Ltd., 144A, 1.75%, 5/6/2025	940,000	875,912
NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/2025	810,000	813,046
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	1,330,000	1,300,786
Pacific Gas and Electric Co., 1.7%, 11/15/2023	1,620,000	1,592,168
Southern California Edison Co., Series J, 0.7%, 8/1/2023	3,850,000	3,835,191
Vistra Operations Co. LLC, 144A, 3.55%, 7/15/2024	3,000,000	2,897,420
		26,252,344
Total Corporate Bonds (Cost $360,669,829)		349,153,963
Asset-Backed 8.7%
Automobile Receivables 3.8%
AmeriCredit Automobile Receivables Trust:
“C” , Series 2020-2, 1.48%, 2/18/2026	1,100,000	1,060,368
“C” , Series 2019-2, 2.74%, 4/18/2025	842,118	838,550
CarMax Auto Owner Trust, “C” , Series 2020-3, 1.69%, 4/15/2026	750,000	718,347
Carvana Auto Receivables Trust:
“A3” , Series 2022-P2, 4.13%, 4/12/2027	1,500,000	1,458,832
“B” , Series 2022-P3, 5.04%, 10/10/2028	1,350,000	1,291,436
Chase Auto Owner Trust, “C” , Series 2022-AA, 144A, 4.64%, 7/25/2028	1,040,000	1,008,353
CPS Auto Receivables Trust:
“C” , Series 2022-A, 144A, 2.17%, 4/16/2029	1,668,000	1,573,420
“C” , Series 2022-B, 144A, 4.33%, 8/15/2028	3,000,000	2,891,891
“B” , Series 2022-C, 144A, 4.88%, 4/15/2030	420,000	413,007
“E” , Series 2019-B, 144A, 5.0%, 3/17/2025	1,203,428	1,196,953
The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
“E” , Series 2019-A, 144A, 5.81%, 3/16/2026	2,281,455	2,280,513
“E” , Series 2018-D, 144A, 5.82%, 6/16/2025	1,526,880	1,525,629
“E” , Series 2020-B, 144A, 7.38%, 6/15/2027	1,500,000	1,502,429
Exeter Automobile Receivables Trust, “D” , Series 2020-2A, 144A, 4.73%, 4/15/2026	2,049,171	2,035,440
Flagship Credit Auto Trust:
“C” , Series 2021-1, 144A, 0.91%, 3/15/2027	700,000	663,444
“C” , Series 2020-4, 144A, 1.28%, 2/16/2027	763,000	734,124
“C” , Series 2020-3, 144A, 1.73%, 9/15/2026	2,150,000	2,074,556
“C” , Series 2019-3, 144A, 2.74%, 10/15/2025	419,015	418,079
“C” , Series 2019-4, 144A, 2.77%, 12/15/2025	63,574	63,166
“C” , Series 2020-2, 144A, 3.8%, 4/15/2026	154,193	153,646
GLS Auto Receivables Trust, “B” , Series 2022-2A, 144A, 4.7%, 9/15/2026	3,370,000	3,304,212
GMF Floorplan Owner Revolving Trust, “C” , Series 2020-2, 144A, 1.31%, 10/15/2025	700,000	689,168
Hertz Vehicle Financing III LLC:
“C” , Series 2022-1A, 144A, 2.63%, 6/25/2026	548,000	501,431
“C” , Series 2022-3A, 144A, 4.35%, 3/25/2025	500,000	492,002
Hertz Vehicle Financing LLC:
“B” , Series 2021-1A, 144A, 1.56%, 12/26/2025	2,000,000	1,870,090
“C” , Series 2021-1A, 144A, 2.05%, 12/26/2025	4,500,000	4,183,452
JPMorgan Chase Bank NA:
“B” , Series 2021-3, 144A, 0.76%, 2/26/2029	272,495	259,475
“C” , Series 2021-3, 144A, 0.86%, 2/26/2029	1,226,228	1,165,949
“D” , Series 2021-3, 144A, 1.009%, 2/26/2029	217,996	206,292
“C” , Series 2021-1, 144A, 1.024%, 9/25/2028	364,415	353,370
“D” , Series 2021-2, 144A, 1.138%, 12/26/2028	208,020	200,910
“D” , Series 2021-1, 144A, 1.174%, 9/25/2028	597,868	579,460
“D” , Series 2020-2, 144A, 1.487%, 2/25/2028	131,914	129,903
“E” , Series 2021-2, 144A, 2.28%, 12/26/2028	242,690	235,657
“E” , Series 2021-1, 144A, 2.365%, 9/25/2028	150,777	146,726
“E” , Series 2020-2, 144A, 3.072%, 2/25/2028	219,932	217,490
“E” , Series 2020-1, 144A, 3.715%, 1/25/2028	42,898	42,735
OneMain Direct Auto Receivables Trust, “A1” , Series 2022-1A, 144A, 4.65%, 3/14/2029	1,565,000	1,524,520
PenFed Auto Receivables Owner Trust:
“B” , Series 2022-A, 144A, 4.6%, 12/15/2028	1,350,000	1,308,052
“C” , Series 2022-A, 144A, 4.83%, 12/15/2028	1,300,000	1,254,174
Santander Bank Auto Credit Linked Notes, “B” , Series 2022-A, 144A, 5.281%, 5/15/2032	1,275,936	1,254,766
Santander Bank NA:
“B” , Series 2021-1A, 144A, 1.833%, 12/15/2031	357,699	345,903
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	21

	Principal Amount ($)	Value ($)
“C” , Series 2021-1A, 144A, 3.268%, 12/15/2031	241,447	233,384
Santander Consumer Auto Receivables Trust, “B” , Series 2021-BA, 144A, 1.45%, 10/16/2028	82,921	81,706
Santander Drive Auto Receivables Trust:
“C” , Series 2020-4, 1.01%, 1/15/2026	175,286	174,590
“C” , Series 2022-1, 2.56%, 4/17/2028	1,200,000	1,146,097
“C” , Series 2022-5, 4.74%, 10/16/2028	875,000	847,305
Westlake Automobile Receivables Trust, “C” , Series 2022-3A, 144A, 6.44%, 12/15/2027	2,500,000	2,494,545
		49,145,547
Credit Card Receivables 0.9%
Brex, Inc., “A” , Series 2022-1, 144A, 4.63%, 7/15/2025	2,000,000	1,946,989
Continental Finance Credit Card ABS Master Trust:
“A” , Series 2021-A, 144A, 2.55%, 12/17/2029	3,000,000	2,754,572
“A” , Series 2022-A, 144A, 6.19%, 10/15/2030	2,000,000	1,919,104
Genesis Sales Finance Master Trust, “A” , Series 2021-AA, 144A, 1.2%, 12/21/2026	1,750,000	1,648,360
Master Credit Card Trust II, “C” , Series 2022-1A, 144A, 2.27%, 7/21/2026	875,000	812,969
Mercury Financial Credit Card Master Trust, “A” , Series 2022-1A, 144A, 2.5%, 9/21/2026	2,500,000	2,361,688
		11,443,682
Miscellaneous 4.0%
American Homes 4 Rent Trust:
“D” , Series 2015-SFR1, 144A, 4.407%, 4/17/2052	400,000	385,432
“C” , Series 2014-SFR3, 144A, 4.596%, 12/17/2036	1,348,000	1,311,192
Babson CLO Ltd., “BR” , Series 2015-IA, 144A, 3-month USD-LIBOR + 1.4%, 6.65% (c), 1/20/2031	2,000,000	1,951,252
BlueMountain Fuji U.S. CLO II Ltd., “A1B” , Series 2017-2A, 144A, 3-month USD-LIBOR + 1.35%, 6.6% (c), 10/20/2030	4,000,000	3,860,772
CF Hippolyta Issuer LLC:
“B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	2,751,947	2,328,688
“B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	3,747,717	3,347,190
DB Master Finance LLC, “A2II” , Series 2019-1A, 144A, 4.021%, 5/20/2049	2,406,250	2,243,138
Domino’s Pizza Master Issuer LLC, “A2I” , Series 2018-1A, 144A, 4.116%, 7/25/2048	3,820,000	3,617,681
Hilton Grand Vacations Trust, “A” , Series 2019-AA, 144A, 2.34%, 7/25/2033	267,423	249,275
Madison Park Funding XXIX Ltd., “A2” , Series 2018-29A, 144A, 3-month USD-LIBOR + 1.45%, 6.712% (c), 10/18/2030	2,500,000	2,456,475
The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Madison Park Funding XXVI Ltd., “AR” , Series 2017-26A, 144A, 3-month USD-LIBOR + 1.2%, 6.499% (c), 7/29/2030	3,601,571	3,581,240
MVW LLC:
“B” , Series 2021-1WA, 144A, 1.44%, 1/22/2041	227,612	204,062
“A” , Series 2020-1A, 144A, 1.74%, 10/20/2037	160,788	146,659
“B” , Series 2019-2A, 144A, 2.44%, 10/20/2038	451,047	415,499
“B” , Series 2020-1A, 144A, 2.73%, 10/20/2037	160,788	149,362
MVW Owner Trust, “A” , Series 2019-1A, 144A, 2.89%, 11/20/2036	562,981	534,736
Neuberger Berman Loan Advisers CLO Ltd.:
“B” , Series 2018-27A, 144A, 3-month USD-LIBOR + 1.4%, 6.66% (c), 1/15/2030	5,250,000	5,130,332
“A2” , Series 2018-29A, 144A, 3-month USD-LIBOR + 1.4%, 6.665% (c), 10/19/2031	3,000,000	2,931,342
New Economy Assets Phase 1 Sponsor LLC, “B1” , Series 2021-1, 144A, 2.41%, 10/20/2061	1,125,000	936,828
NRZ Excess Spread-Collateralized Notes:
“A” , Series 2021-GNT1, 144A, 3.474%, 11/25/2026	2,289,823	2,060,394
“A” , Series 2020-PLS1, 144A, 3.844%, 12/25/2025	430,483	399,646
Progress Residential Trust, “E” , Series 2020-SFR2, 144A, 5.115%, 6/17/2037	500,000	482,447
Sierra Timeshare Receivables Funding LLC, “B” , Series 2020-2A, 144A, 2.32%, 7/20/2037	306,509	286,429
Venture XXX CLO Ltd., “A2” , Series 2017-30A, 144A, 3-month USD-LIBOR + 1.35%, 6.61% (c), 1/15/2031	10,000,000	9,640,970
Voya CLO Ltd., “A1RR” , Series 2014-2A, 144A, 3-month USD-LIBOR + 1.02%, 6.28% (c), 4/17/2030	2,497,052	2,472,681
		51,123,722
Total Asset-Backed (Cost $116,450,411)		111,712,951
Commercial Mortgage-Backed Securities 5.2%
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 6.873% (c), 6/15/2035	6,000,000	5,728,265
BAMLL Commercial Mortgage Securities Trust:
“A” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 0.85%, 6.044% (c), 9/15/2034	950,000	943,713
“B” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.15%, 6.344% (c), 9/15/2034	9,200,000	9,122,423
“C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 6.544% (c), 9/15/2034	130,000	128,477
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	23

	Principal Amount ($)	Value ($)
BFLD TRUST, “B” , Series 2019-DPLO, 144A, 30-day average SOFR + 1.454%, 6.601% (c), 10/15/2034	1,500,000	1,480,367
BPR Trust:
“B” , Series 2021-TY, 144A, 1-month USD-LIBOR + 1.15%, 6.343% (c), 9/15/2038	506,000	470,318
“C” , Series 2021-TY, 144A, 1-month USD-LIBOR + 1.7%, 6.893% (c), 9/15/2038	340,000	314,852
“C” , Series 2021-KEN, 144A, 30-day average SOFR + 2.664%, 7.811% (c), 2/15/2029	1,431,100	1,398,150
BX Commercial Mortgage Trust:
“B” , Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.3%, 6.493% (c), 4/15/2034	6,500,000	6,371,922
“D” , Series 2020-VKNG, 144A, 30-day average SOFR + 1.814%, 6.961% (c), 10/15/2037	1,344,000	1,299,238
BX Trust, “D” , Series 2021-ARIA, 144A, 1-month USD-LIBOR + 1.895%, 7.088% (c), 10/15/2036	1,725,000	1,647,096
BXP Trust:
“A” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 0.85%, 6.043% (c), 11/15/2034	730,000	705,900
“B” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.1%, 6.293% (c), 11/15/2034	6,210,000	5,861,777
COMM Mortgage Trust, “B” , Series 2013-CR6, 144A, 3.397%, 3/10/2046	1,987,057	1,753,578
Credit Suisse Mortgage Trust:
“C” , Series 2020-NET, 144A, 3.526%, 8/15/2037	1,000,000	876,673
“B” , Series 2020-FACT, 144A, 1-month USD-LIBOR + 2.0%, 7.193% (c), 10/15/2037	2,756,000	2,611,301
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.5%, 8.693% (c), 12/15/2035	1,500,000	1,496,772
CSAIL Commercial Mortgage Trust, “AS” , Series 2016-C6, 3.346%, 1/15/2049	1,000,000	901,356
FHLMC Multifamily Structured Pass-Through Certificates, “X1” , Series K058, Interest Only, 1.04% (c), 8/25/2026	22,344,450	523,043
Hilton Orlando Trust, “A” , Series 2018-ORL, 144A, 1-month USD-LIBOR + 1.02%, 6.213% (c), 12/15/2034	3,500,000	3,455,855
Hospitality Mortgage Trust, “B” , Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.35%, 6.543% (c), 11/15/2036	4,417,400	4,339,357
JPMDB Commercial Mortgage Securities Trust, “AS” , Series 2016-C4, 3.385%, 12/15/2049	1,000,000	872,663
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2018-PHH, 144A, 1-month USD-LIBOR + 1.21%, 6.403% (c), 6/15/2035	4,380,267	4,060,849
The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
KKR Industrial Portfolio Trust, “E” , Series 2021-KDIP, 144A, 30-day average SOFR + 1.664%, 6.811% (c), 12/15/2037	468,750	450,495
Morgan Stanley Capital I Trust, “B” , Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.2%, 6.393% (c), 7/15/2035	2,353,200	2,317,599
Natixis Commercial Mortgage Securities Trust, “C” , Series 2018-285M, 144A, 3.917% (c), 11/15/2032	2,000,000	1,657,251
One New York Plaza Trust, “AJ” , Series 2020-1NYP, 144A, 1-month USD-LIBOR + 1.25%, 6.443% (c), 1/15/2036	2,378,000	2,217,108
PKHL Commercial Mortgage Trust, “D” , Series 2021-MF, 144A, 1-month USD-LIBOR + 2.0%, 7.194% (c), 7/15/2038	2,363,000	2,129,703
Starwood Mortgage Trust, “B” , Series 2021-LIH, 144A, 1-month USD-LIBOR + 1.656%, 6.849% (c), 11/15/2036	500,000	488,318
UBS Commercial Mortgage Trust, “XA” , Series 2017-C1, Interest Only, 1.686% (c), 6/15/2050	27,957,843	1,251,443
Wells Fargo Commercial Mortgage Trust:
“A2” , Series 2016-C34, 2.603%, 6/15/2049	97,325	95,233
“ASB” , Series 2015-C31, 3.487%, 11/15/2048	100,063	96,659
Total Commercial Mortgage-Backed Securities (Cost $68,839,471)		67,067,754
Collateralized Mortgage Obligations 1.6%
Barclays Mortgage Loan Trust, “A2” , Series 2021-NQM1, 144A, 1.984%, 9/25/2051	1,305,283	1,085,875
COLT Funding LLC, “A2” , Series 2021-3R, 144A, 1.257%, 12/25/2064	272,283	231,934
COLT Mortgage Loan Trust:
“A1” , Series 2021-2R, 144A, 0.798%, 7/27/2054	201,260	171,062
“A2” , Series 2021-1, 144A, 1.167%, 6/25/2066	620,354	493,339
“A3” , Series 2021-2, 144A, 1.335%, 8/25/2066	1,972,582	1,507,622
“A2” , Series 2021-HX1, 144A, 1.348%, 10/25/2066	1,338,825	1,076,001
Connecticut Avenue Securities Trust:
“1M2” , Series 2021-R03, 144A, 30-day average SOFR + 1.65%, 6.717% (c), 12/25/2041	500,000	483,792
“1M2” , Series 2022-R04, 144A, 30-day average SOFR + 3.1%, 8.167% (c), 3/25/2042	250,000	252,468
Ellington Financial Mortgage Trust, “A2” , Series 2021-3, 144A, 1.396%, 9/25/2066	2,455,276	1,878,002
Fontainebleau Miami Beach Trust, “A” , Series 2019-FBLU, 144A, 3.144%, 12/10/2036	2,000,000	1,892,457
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	25

	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes, “M2” , Series 2021-DNA7, 144A, 30-day average SOFR + 1.8%, 6.867% (c), 11/25/2041	1,200,000	1,156,204
FWD Securitization Trust, “A1” , Series 2020-INV1, 144A, 2.24%, 1/25/2050	611,310	552,740
GCAT Trust, “A2” , Series 2021-NQM2, 144A, 1.242%, 5/25/2066	724,372	597,196
GS Mortgage-Backed Securities Trust, “A2” , Series 2020-NQM1, 144A, 1.791%, 9/27/2060	107,944	97,586
Imperial Fund Mortgage Trust:
“A2” , Series 2021-NQM1, 144A, 1.205%, 6/25/2056	1,277,411	1,048,878
“A2” , Series 2021-NQM2, 144A, 1.362%, 9/25/2056	1,455,900	1,133,636
JPMorgan Chase Bank NA, “M1” , Series 2020-CL1, 144A, 1-month USD-LIBOR + 2.25%, 7.4% (c), 10/25/2057	1,446,945	1,419,447
JPMorgan Mortgage Trust, “A5” , Series 2020-LTV2, 144A, 3.0%, 11/25/2050	945,632	846,939
MFA Trust:
“A3” , Series 2021-INV1, 144A, 1.262%, 1/25/2056	246,580	216,219
“A2” , Series 2021-NQM2, 144A, 1.317%, 11/25/2064	545,951	451,366
“A3” , Series 2021-NQM2, 144A, 1.472%, 11/25/2064	442,321	365,470
Starwood Mortgage Residential Trust, “A3” , Series 2020-INV1, 144A, 1.593%, 11/25/2055	415,647	369,932
Towd Point Mortgage Trust, “M1” , Series 2022-SJ1, 144A, 4.5%, 3/25/2062	2,500,000	2,184,910
Verus Securitization Trust:
“A2” , Series 2021-R3, 144A, 1.277%, 4/25/2064	392,051	344,531
“A2” , Series 2020-4, 144A, 1.912%, 5/25/2065	789,694	722,047
“A1” , Series 2020-INV1, 144A, 1.977%, 3/25/2060	62,702	60,931
“A1” , Series 2020-2, 144A, 2.226%, 5/25/2060	37,822	36,833
Total Collateralized Mortgage Obligations (Cost $24,010,037)		20,677,417
Government & Agency Obligations 32.8%
Other Government Related (d) 0.2%
Central American Bank for Economic Integration, 144A, 5.0%, 2/9/2026	2,500,000	2,471,491
Korea National Oil Corp., 144A, 3.25%, 7/10/2024	500,000	486,754
Vnesheconombank, 144A, 6.025%, 7/5/2022*	1,500,000	94,005
		3,052,250
The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Sovereign Bonds 0.2%
Abu Dhabi Government International Bond, 144A, 2.5%, 4/16/2025	1,895,000	1,808,773
U.S. Treasury Obligations 32.4%
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.14%, 5.389% (c), 10/31/2024 (e)	60,000,000	60,052,087
3-month U.S. Treasury Bill Money Market Yield + 0.169%, 5.418% (c), 4/30/2025 (e)	60,000,000	60,044,021
3-month U.S. Treasury Bill Money Market Yield + 0.2%, 5.449% (c), 1/31/2025 (e)	60,000,000	60,102,563
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/2023	19,550,250	19,536,504
U.S. Treasury Notes:
0.375%, 7/15/2024	50,000,000	47,486,328
0.375%, 9/15/2024	50,000,000	47,126,953
0.5%, 3/31/2025	25,000,000	23,125,000
2.125%, 3/31/2024	50,000,000	48,804,688
2.5%, 5/31/2024	50,000,000	48,697,266
		414,975,410
Total Government & Agency Obligations (Cost $428,240,434)		419,836,433
Short-Term U.S. Treasury Obligations 2.5%
U.S. Treasury Bills:
4.85% (f), 8/17/2023 (e) (g)	15,000,000	14,903,213
4.91% (f), 8/17/2023 (e) (g)	10,000,000	9,935,475
5.25% (f), 10/26/2023	7,000,000	6,883,722
Total Short-Term U.S. Treasury Obligations (Cost $31,721,471)		31,722,410

	Contracts/ Notional Amount	Value ($)
Call Options Purchased 0.1%
Options on Exchange-Traded Futures Contracts
Natural Gas Futures, Expiration Date 03/25/2024, Strike Price $4.5 (Cost $1,080,000)	600 6,000,000	1,209,000

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	27

	Shares	Value ($)
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.03% (h) (i) (Cost $1,764,716)	1,764,716	1,764,716
Cash Equivalents 22.5%
DWS Central Cash Management Government Fund, 5.13% (h)	228,703,308	228,703,308
DWS ESG Liquidity Fund “Capital Shares” , 5.23% (h)	59,389,596	59,371,779
Total Cash Equivalents (Cost $288,087,104)		288,075,087

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $1,320,863,473)	100.7	1,291,219,731
Other Assets and Liabilities, Net	(0.7)	(8,814,080)
Net Assets	100.0	1,282,405,651
A summary of the Fund’s transactions with affiliated investments during the year ended June 30, 2023 are as follows:
Value ($) at 6/30/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.03% (h) (i)
1,012,000	752,716 (j)	—	—	—	13,196	—	1,764,716	1,764,716
Cash Equivalents 22.5%
DWS Central Cash Management Government Fund, 5.13% (h)
223,478,153	3,671,353,113	3,666,127,958	—	—	5,426,205	—	228,703,308	228,703,308
DWS ESG Liquidity Fund “Capital Shares” , 5.23% (h)
57,050,428	2,298,542	—	—	22,809	2,273,098	—	59,389,596	59,371,779
281,540,581	3,674,404,371	3,666,127,958	—	22,809	7,712,499	—	289,857,620	289,839,803

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at June 30, 2023 amounted to $1,703,835, which is 0.1% of net assets.

The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS Enhanced Commodity Strategy Fund

(b)	When-issued security.
(c)
Variable or floating rate security. These securities are shown at their current rate as of
June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.
(e)	At June 30, 2023, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At June 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended June 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation
COT: Commitment of Traders
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LME: London Metal Exchange
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
UFJ: United Financial of Japan
ULS: Ultra-Low Sulfur
ULSD: Ultra-Low Sulfur Diesel
WTI: West Texas Intermediate
LIBOR: London Interbank Offered Rate, a common benchmark rate previously used for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies. As of the end of June 2023, certain remaining widely used US Dollar LIBOR rates that were published for an additional period of time to assist with the transition were also phased out. The transition process from LIBOR to Secure Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate Act in March 2022. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	29

LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At June 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LME Nickel Futures	USD	12/18/2023	440	74,989,596	54,706,080	(20,283,516)
LME Primary Aluminium Futures	USD	12/18/2023	300	20,095,995	16,380,000	(3,715,995)
LME Primary Aluminium Futures	USD	8/14/2023	275	15,303,750	14,676,406	(627,344)
Natural Gas Futures	USD	3/26/2024	138	4,183,928	4,395,300	211,372
Total net unrealized depreciation						(24,415,483)
At June 30, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LME Copper Futures	USD	8/14/2023	75	14,956,619	15,603,750	(647,131)
LME Nickel Futures	USD	12/16/2024	440	77,261,262	57,034,560	20,226,702
LME Primary Aluminium Futures	USD	12/18/2023	300	18,753,750	16,380,000	2,373,750
Natural Gas Futures	USD	3/25/2024	138	4,236,142	4,395,300	(159,158)
Total net unrealized appreciation						21,794,163
At June 30, 2023, open futures options contracts purchased were as follows:
Call Options	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Brent Crude Oil Futures, Expiration Date 12/31/2023	1,600	10/26/2023	90.0	5,482,192	1,760,000	(3,722,192)
The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS Enhanced Commodity Strategy Fund

At June 30, 2023, open futures options contracts sold were as follows:
Call Options	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Brent Crude Oil Futures, Expiration Date 12/31/2023	1,600	10/26/2023	110.0	1,669,808	336,000	1,333,808

Put Options	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Brent Crude Oil Futures, Expiration Date 12/31/2023	1,600	10/26/2023	57.0	4,917,808	1,184,000	3,733,808
At June 30, 2023, open written option contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Premiums Received ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Call Options
Natural Gas Futures	600	3/25/2024	5.5	6,000,000	540,000	(592,800)	(52,800)
Put Options
Natural Gas Futures	600	3/25/2024	2.0	6,000,000	660,000	(650,400)	9,600
Each commodity linked swap is a commitment to receive the total return of the specified commodity linked index in exchange for a fixed financing rate. At June 30, 2023, open commodity-linked swap contracts were as follows:
Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Long Positions
Barclays Commodity Strategy 1673/BXCS1673	7/17/2023	Barclays Bank PLC	11,170,000	(0.28%)	At Expiration	33,703
Barclays Commodity Strategy 1721/BXCS1721	7/17/2023	Barclays Bank PLC	79,580,000	(0.40%)	At Expiration	(156,357)
Barclays Commodity Strategy 1750/BXCS1750	7/17/2023	Barclays Bank PLC	26,470,000	—	At Expiration	14,917
Barclays EFS Custom Commodity Basket 08 Index/BEFSCB08	7/17/2023	Barclays Bank PLC	14,856,000	—	At Expiration	177,318
Bloomberg Wheat Subindex/BCOMWH	7/17/2023	UBS AG	13,000,000	(0.12%)	At Expiration	(892,833)
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	31

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/17/2023	JPMorgan Chase Securities, Inc.	26,021,000	(0.11%)	At Expiration	(40,209)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/17/2023	JPMorgan Chase Securities, Inc.	26,021,000	(0.13%)	At Expiration	(121,481)
Bloomberg Commodity Index/BCOM	7/17/2023	BNP Paribas	36,140,000	(0.12%)	At Expiration	68,745
Bloomberg Commodity Index/BCOM	7/17/2023	Barclays Bank PLC	36,140,000	(0.11%)	At Expiration	68,914
Bloomberg Commodity Index/BCOM	7/17/2023	Royal Bank of Canada	21,684,000	(0.14%)	At Expiration	41,046
Bloomberg Commodity Index/BCOM	7/17/2023	Goldman Sachs & Co.	69,390,000	(0.09%)	At Expiration	132,960
Bloomberg Commodity Index/BCOM	7/17/2023	Societe Generale	65,776,000	(0.09%)	At Expiration	126,035
Bloomberg Commodity Index/BCOM	7/17/2023	Canadian Imperial Bank of Commerce	28,912,000	(0.13%)	At Expiration	54,862
Bloomberg Commodity Index/BCOM	7/17/2023	JPMorgan Chase Securities, Inc.	78,063,000	(0.09%)	At Expiration	149,579
Bloomberg Commodity Index/BCOM	7/17/2023	Macquarie Bank Ltd.	36,140,000	(0.12%)	At Expiration	68,746
Bloomberg Commodity Index/BCOM	7/17/2023	Morgan Stanley	36,140,000	(0.12%)	At Expiration	68,746
Bloomberg Commodity Kansas Wheat Index/BCOMKW	7/17/2023	UBS AG	13,000,000	(0.12%)	At Expiration	(611,839)
Bloomberg Corn Index/BCOMCN	7/17/2023	Citigroup, Inc.	26,000,000	(0.09%)	At Expiration	(4,252,006)
Bloomberg Platinum Subindex/BCOMPL	7/17/2023	Goldman Sachs & Co.	13,000,000	(0.12%)	At Expiration	(939,770)
Bloomberg Soybean Meal Subindex/BCOMSM	7/17/2023	Royal Bank of Canada	13,000,000	(0.14%)	At Expiration	401,201
The accompanying notes are an integral part of the consolidated financial statements.

32	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Bloomberg Soybeans Index/BCOMSY	7/17/2023	Royal Bank of Canada	13,000,000	(0.11%)	At Expiration	492,021
BNP Paribas 03 Alpha Index/BNPXFMP3	7/17/2023	BNP Paribas	47,340,000	(0.15%)	At Expiration	(220,153)
BofA Merrill Lynch Commodity Excess Return Strategy/MLCIHR6S	7/17/2023	Merrill Lynch International Ltd.	98,480,000	—	At Expiration	21,049
Citi Commodities Gold Call Ratio Index/CICXGCCR	7/17/2023	Citigroup, Inc.	29,512,000	—	At Expiration	(47,484)

Index Description	Ticker	Notional Amount ($)	Index Weight (%)
OCT23 GCV3 C @ 2075	GCV3C	(483,704)	(1.6)
OCT23 GCV3 C @ 2080	GCV3C	(460,813)	(1.6)
OCT23 GCV3 C @ 2090	GCV3C	(825,461)	(2.8)
OCT23 GCV3 C @ 2120	GCV3C	(311,002)	(1.1)
OCT23 GCV3 C @ 2125	GCV3C	(297,689)	(1.0)
OCT23 GCV3 C @ 2130	GCV3C	(569,849)	(1.9)
OCT23 GCV3 C @ 2140	GCV3C	(519,596)	(1.8)
OCT23 GCV3 C @ 2150	GCV3C	(953,804)	(3.2)
OCT23 GCV3 C @ 2160	GCV3C	(213,686)	(0.7)
OCT23 GCV3 C @ 2170	GCV3C	(395,447)	(1.3)
OCT23 GCV3 C @ 2180	GCV3C	(183,811)	(0.6)
OCT23 GCV3 C @ 2190	GCV3C	(336,036)	(1.1)
AUG23 GCQ3 C @ 1980	GCQ3C	159,208	0.5
AUG23 GCQ3 C @ 1990	GCQ3C	250,891	0.9
AUG23 GCQ3 C @ 2000	GCQ3C	198,182	0.7
AUG23 GCQ3 C @ 2010	GCQ3C	542,392	1.8
AUG23 GCQ3 C @ 2020	GCQ3C	180,409	0.6
AUG23 GCQ3 C @ 2025	GCQ3C	158,133	0.5
AUG23 GCQ3 C @ 2030	GCQ3C	138,218	0.5
AUG23 GCQ3 C @ 2040	GCQ3C	282,957	1.0
AUG23 GCQ3 C @ 2050	GCQ3C	181,039	0.6
AUG23 GCQ3 C @ 2060	GCQ3C	115,631	0.4
AUG23 GCQ3 C @ 2080	GCQ3C	30,653	0.1
AUG23 GCQ3 C @ 2100	GCQ3C	(34,370)	(0.1)
AUG23 GCQ3 C @ 2110	GCQ3C	(33,078)	(0.1)
AUG23 GCQ3 C @ 2120	GCQ3C	(46,061)	(0.2)
AUG23 GCQ3 C @ 2130	GCQ3C	(22,378)	(0.1)
AUG23 GCQ3 C @ 2140	GCQ3C	(21,229)	(0.1)
AUG23 GCQ3 C @ 2160	GCQ3C	(22,313)	(0.1)
AUG23 GCQ3 C @ 2170	GCQ3C	(21,715)	(0.1)
AUG23 GCQ3 C @ 2175	GCQ3C	(21,443)	(0.1)
AUG23 GCQ3 C @ 2180	GCQ3C	(15,329)	(0.1)
AUG23 GCQ3 C @ 2190	GCQ3C	(25,816)	(0.1)
AUG23 GCQ3 C @ 2200	GCQ3C	(68,673)	(0.2)
AUG23 GCQ3 C @ 2210	GCQ3C	(24,430)	(0.1)
AUG23 GCQ3 C @ 2220	GCQ3C	(23,785)	(0.1)
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	33

Index Description	Ticker	Notional Amount ($)	Index Weight (%)
AUG23 GCQ3 C @ 2225	GCQ3C	(45,753)	(0.2)
AUG23 GCQ3 C @ 2240	GCQ3C	(17,834)	(0.1)
AUG23 GCQ3 C @ 2250	GCQ3C	(25,854)	(0.1)
AUG23 GCQ3 C @ 2260	GCQ3C	(8,549)	0.0
AUG23 GCQ3 C @ 2270	GCQ3C	(16,466)	(0.1)
GOLD 100 OZ AUG 23	GCQ3C	(1,571,950)	(5.3)
GOLD 100 OZ OCT 23	GCQ3	(967,916)	(3.3)
OCT23 GCV3 C @ 1940	GCV3	1,578,515	5.3
OCT23 GCV3 C @ 1950	GCV3C	972,694	3.3
OCT23 GCV3 C @ 1960	GCV3C	450,990	1.5
OCT23 GCV3 C @ 1970	GCV3C	820,077	2.8
OCT23 GCV3 C @ 1980	GCV3C	375,369	1.3
OCT23 GCV3 C @ 1990	GCV3C	2,409,359	8.2
OCT23 GCV3 C @ 2000	GCV3C	1,889,766	6.4
OCT23 GCV3 C @ 2010	GCV3C	287,422	1.0
OCT23 GCV3 C @ 2020	GCV3C	261,540	0.9
OCT23 GCV3 C @ 2050	GCV3C	(611,573)	(2.1)
OCT23 GCV3 C @ 2060	GCV3C	(1,112,349)	(3.8)
OCT23 GCV3 C @ 2070	GCV3C	(502,597)	(1.7)

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Citi Custom CiVICS 7 Excess Return/CVICSER7	7/17/2023	Citigroup, Inc.	210,267,000	(0.183%)	At Expiration	(1,646,271)
Goldman Sachs Brent Vol Carry 05/GSVLBR05	7/17/2023	Goldman Sachs & Co.	10,000,000	(0.35%)	At Expiration	334,517
Goldman Sachs Commodity COT Strategy 1193/ABGS1193	7/17/2023	Goldman Sachs & Co.	23,130,000	(0.855%)	At Expiration	9,765
Goldman Sachs Gold Vol Carry Index 04/GSVLGC04	7/17/2023	Goldman Sachs & Co.	10,000,000	(0.35%)	At Expiration	147,343
JPMorgan JPDRXBA1 Index/JPDRXBA1	7/17/2023	JPMorgan Chase Securities, Inc.	76,000,000	(0.10%)	At Expiration	(67,033)
JPMorgan JPDRXDA1 Index/JPDRXDA1	7/17/2023	JPMorgan Chase Securities, Inc.	76,000,000	(0.10%)	At Expiration	74,731
JPMorgan Liquid Commodity Curve Value Long Only Index/JMABCCVL	7/17/2023	JPMorgan Chase Securities, Inc.	38,200,000	(0.35%)	At Expiration	40,108
JPMorgan NEO Commodity Curve Alpha Index/JMABNEO1	7/17/2023	JPMorgan Chase Securities, Inc.	71,250,000	(0.35%)	At Expiration	(49,118)
The accompanying notes are an integral part of the consolidated financial statements.

34	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Macquarie Commodity Product 708E/MQCP708E	7/17/2023	Macquarie Bank Ltd.	10,000,000	(1.00%)	At Expiration	(19,966)
Macquarie Vol Product 2CL2/VMAC2CL2	7/17/2023	Macquarie Bank Ltd.	12,000,000	(0.10%)	At Expiration	268,468
Merrill Lynch Backwardation Momentum Long Only Excess Return Index/MLCXAKLE	7/17/2023	Merrill Lynch International Ltd.	5,140,000	(0.35%)	At Expiration	14,878
Merrill Lynch Enhanced Benchmark - A Pre Roll Excess Return Index/MLCXAPRE	7/17/2023	Merrill Lynch International Ltd.	36,140,000	(0.14%)	At Expiration	68,405
Modified Strategy D177 on the Bloomberg Commodity Index/ENHG177P	7/17/2023	Goldman Sachs & Co.	23,130,000	(0.35%)	At Expiration	(36,750)
Morgan Stanley MSCBDF11 Index/MSCBDF11	7/17/2023	Morgan Stanley	5,000,000	(0.08%)	At Expiration	0
Morgan Stanley MSCBVB20 Index	7/17/2023	Morgan Stanley	24,580,000	(0.45%)	At Expiration	(188,534)

Index Description	Ticker	Notional Amount ($)	Index Weight (%)
CORN SEP 23	C U3	1,486,607	6.0
GOLD 100 OZ AUG 23	GCQ3	(3,115,207)	12.7
LME LEAD AUG 23	LLQ3	(2,258,346)	9.2
LME NICKEL AUG 23	LNQ3	3,811,353	15.5
LME ALUMINIUM AUG 23	LAQ23	(1,553,007)	6.3
NY HARBOR ULSD AUG 23	HOQ3	2,347,902	9.6
PLATINUM OCT 23	PLV3	2,334,685	9.5
SILVER SEP 23	SIU3	780,522	3.2
SOYBEAN MEAL (CBT) DEC 23	SMZ3	759,578	3.1
SOYBEAN NOV 23	S X3	(759,578)	3.1
SUGAR #11 OCT 23	SBV3	(769,353)	3.1
WHEAT SEP 23	W U3	(1,486,607)	6.0
WHITE SUGAR (LIFFE) OCT 23	QWV3	769,353	3.1
WTI CRUDE AUG 23	CLQ3	(2,347,902)	9.6

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	35

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
RBC Enhanced Commodity 21VW Index/RBCE21VW	7/17/2023	Royal Bank of Canada	39,832,000	(0.20%)	At Expiration	136,695
RBC Enhanced Commodity CC3V Index/RBCSCC3V	7/17/2023	Royal Bank of Canada	45,260,000	(0.15%)	At Expiration	(859,166)
RBC Enhanced Commodity MSC4 Index/RBCAMSC4	7/17/2023	Royal Bank of Canada	6,520,000	(0.35%)	At Expiration	162,052
SG RBD Index/SGCORBD	7/17/2023	Societe Generale	27,336,000	(0.35%)	At Expiration	(165,875)
SGI Commodity Dynamic Alpha Index/SGICCODA	7/17/2023	Societe Generale	32,710,000	(0.25%)	At Expiration	(184,077)
Societe Generale Alpha 1 Custom Excess Return/SGCOA1CE	7/17/2023	Societe Generale	39,120,000	(0.17%)	At Expiration	(54,732)
Societe Generale Commodity Index/SGCOM11S	7/17/2023	Societe Generale	25,298,000	(0.13%)	At Expiration	27,345
Societe Generale M Po 3 U Index/SGCOL45E	7/17/2023	Societe Generale	10,119,000	(0.16%)	At Expiration	(15,033)
UBS Custom Commodity Index/UBSIB163	7/17/2023	UBS AG	63,655,000	(0.29%)	At Expiration	(722,143)

Index Description	Ticker	Notional Amount ($)	Index Weight (%)	Value ($)
Bloomberg Silver Subindex	BCOMSI	(13,000,000)	10.3	696,255
Bloomberg Commodity Index 2-4-6 Forward Blend	BCOMF246	57,825,000	45.5	(211,205)
Bloomberg Corn Subindex	BCOMCN	(4,495,000)	3.5	465,942
Bloomberg Gold Subindex	BCOMGC	5,743,000	4.4	(115,536)
Bloomberg Wheat Subindex	BCOMWH	1,498,000	1.2	22,694
Bloomberg Copper Subindex	BCOMHG	21,001,000	16.5	(635,021)
Bloomberg ULS Diesel Subindex	BCOMHO	(14,680,000)	11.5	(641,997)
Bloomberg WTI Crude Subindex	BCOMCL	(9,068,000)	7.1	(303,275)
UBS Custom Commodity Index/UBSIB163				(722,143)

The accompanying notes are an integral part of the consolidated financial statements.

36	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
UBS DBAM Basket 3 Custom Basket/UBSIB165	7/17/2023	UBS AG	15,000,000	(0.193%)	At Expiration	0

Index Description	Ticker	Notional Amount ($)	Index Weight (%)
Bloomberg Wheat Subindex	BCOMWH	1,626,500	5.4
Bloomberg Kansas City Wheat Subindex	BCOMKW	(610,000)	2.0
Bloomberg Corn Subindex	BCOMCN	1,423,200	4.7
Bloomberg Soybeans Subindex	BCOMSY	406,600	1.4
Bloomberg Soybean Meal Subindex	BCOMSM	(406,600)	1.4
Bloomberg Soybean Oil Subindex	BCOMBO	(1,219,900)	4.1
Bloomberg Cotton Subindex	BCOMCT	406,600	1.4
Bloomberg Sugar Subindex	BCOMSB	(610,000)	2.0
Bloomberg Coffee Subindex	BCOMKC	(1,016,600)	3.4
Bloomberg Lean Hogs Subindex	BCOMLH	203,300	0.7
Bloomberg Live Cattle Subindex	BCOMLC	(203,300)	0.7
Bloomberg Brent Crude Subindex	BCOMCO	3,374,300	11.1
Bloomberg WTI Crude Oil Subindex	BCOMCL	(2,811,800)	9.3
Bloomberg Unleaded Gas Subindex	BCOMRB	(2,249,500)	7.4
Bloomberg Gas Oil Subindex	BCOMGO	281,200	0.9
Bloomberg ULS Diesel Subindex	BCOMHO	1,968,300	6.6
Bloomberg Natural Gas Subindex	BCOMNG	(562,400)	1.9
Bloomberg Gold Subindex	BCOMGC	2,124,000	7.1
Bloomberg Silver Subindex	BCOMSI	(2,123,900)	7.1
Bloomberg Platinum Subindex	BCOMPL	1,858,500	6.2
Bloomberg Palladium Subindex	BCOMPA	(531,000)	1.8
Bloomberg Aluminum Subindex	BCOMAL	(2,124,000)	7.1
Bloomberg Copper Subindex	BCOMHG	531,000	1.8
Bloomberg Nickel Subindex	BCOMNI	(531,000)	1.8
Bloomberg Zinc Subindex	BCOMZS	796,500	2.7

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Total net unrealized depreciation						(8,086,681)

†	There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures and futures options contracts, options purchased, commodity-linked swap contracts and written options, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	37

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$349,153,963	$—	$349,153,963
Asset-Backed (a)	—	111,712,951	—	111,712,951
Commercial Mortgage-Backed Securities	—	67,067,754	—	67,067,754
Collateralized Mortgage Obligations	—	20,677,417	—	20,677,417
Government & Agency Obligations (a)	—	419,836,433	—	419,836,433
Short-Term U.S. Treasury Obligations	—	31,722,410	—	31,722,410
Call Options Purchased	1,209,000	—	—	1,209,000
Short-Term Investments (a)	289,839,803	—	—	289,839,803
Derivatives (b)
Futures and Futures Options Contracts	27,879,440	—	—	27,879,440
Commodity-Linked Swap Contracts	—	3,204,149	—	3,204,149
Total	$318,928,243	$1,003,375,077	$—	$1,322,303,320

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures and Futures Options Contracts	$(29,155,336)	$—	$—	$(29,155,336)
Written Options	(1,243,200)	—	—	(1,243,200)
Commodity-Linked Swap Contracts	—	(11,290,830)	—	(11,290,830)
Total	$(30,398,536)	$(11,290,830)	$—	$(41,689,366)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures and futures options contracts, commodity-linked swap contracts; and written options, at value.
The accompanying notes are an integral part of the consolidated financial statements.

38	|	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities
as of June 30, 2023

Assets
Investments in non-affiliated securities, at value (cost $1,031,011,653) — including $1,703,835 of securities loaned	$1,001,379,928
Investment in DWS Government & Agency Securities Portfolio (cost $1,764,716)*	1,764,716
Investment in affiliated securities, at value (cost $288,087,104)	288,075,087
Cash	8,306
Receivable for Fund shares sold	3,459,157
Interest receivable	7,352,252
Unrealized appreciation on bilateral swap contracts	3,204,149
Foreign taxes recoverable	1,800
Other assets	56,341
Total assets	1,305,301,736
Liabilities
Payable upon return of securities loaned	1,764,716
Payable for investments purchased — when-issued securities	3,330,000
Payable for Fund shares redeemed	1,069,165
Payable for variation margin on futures contracts	2,449,286
Options written, at value (premium received $1,200,000)	1,243,200
Unrealized depreciation on bilateral swap contracts	11,290,830
Net payable for pending swap contracts	164,867
Accrued management fee	907,957
Accrued Trustees' fees	18,694
Other accrued expenses and payables	657,370
Total liabilities	22,896,085
Net assets, at value	$1,282,405,651
Net Assets Consist of
Distributable earnings (loss)	(66,093,688)
Paid-in capital	1,348,499,339
Net assets, at value	$1,282,405,651
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	39

Consolidated Statement of Assets and Liabilities
as of June 30, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($58,566,293 ÷ 10,445,123 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.61
Maximum offering price per share (100 ÷ 94.25 of $5.61)	$5.95
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,955,021 ÷ 2,394,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.99
Class R6
Net Asset Value, offering and redemption price per share ($41,760,103 ÷ 7,339,446 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.69
Class S
Net Asset Value, offering and redemption price per share ($49,186,580 ÷ 8,663,141 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.68
Institutional Class
Net Asset Value, offering and redemption price per share ($1,120,937,654 ÷ 196,856,833 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.69
The accompanying notes are an integral part of the consolidated financial statements.

40	|	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Operations
for the year ended June 30, 2023

Investment Income
Income:
Interest	$50,575,454
Income distributions from affiliated securities	7,699,303
Securities lending income, net of borrower rebates	13,196
Total income	58,287,953
Expenses:
Management fee	14,135,179
Administration fee	1,741,948
Services to shareholders	2,463,335
Distribution and service fees	338,495
Custodian fee	100,302
Professional fees	128,675
Reports to shareholders	272,758
Registration fees	131,688
Trustees' fees and expenses	69,561
Other	116,907
Total expenses before expense reductions	19,498,848
Expense reductions	(2,996,227)
Total expenses after expense reductions	16,502,621
Net investment income	41,785,332
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	41

Consolidated Statement of Operations
for the year ended June 30, 2023 (continued)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	$(23,942,177)
Swap contracts	(429,160,025)
Futures	5,707,599
Written options	4,805,210
(442,589,393)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	22,809
Non-affiliated investments	10,629,126
Swap contracts	231,437,756
Futures	(2,519,774)
Written options	(1,864,660)
Foreign currency	(362)
237,704,895
Net gain (loss)	(204,884,498)
Net increase (decrease) in net assets resulting from operations	(163,099,166)
The accompanying notes are an integral part of the consolidated financial statements.

42	|	DWS Enhanced Commodity Strategy Fund

Statements of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$41,785,332	$10,109,351
Net realized gain (loss)	(442,589,393)	679,612,487
Change in net unrealized appreciation (depreciation)	237,704,895	(299,343,280)
Net increase (decrease) in net assets resulting from operations	(163,099,166)	390,378,558
Distributions to shareholders:
Class A	(24,521,267)	(25,039,584)
Class T	(4,519)*	(3,740)
Class C	(6,332,216)	(4,552,255)
Class R6	(14,372,827)	(12,067,245)
Class S	(22,592,498)	(21,588,050)
Institutional Class	(626,899,071)	(579,968,306)
Total distributions	(694,722,398)	(643,219,180)
Fund share transactions:
Proceeds from shares sold	846,632,100	1,185,853,795
Reinvestment of distributions	621,075,123	586,236,196
Payments for shares redeemed	(1,616,048,382)	(1,292,957,827)
Net increase (decrease) in net assets from Fund share transactions	(148,341,159)	479,132,164
Increase (decrease) in net assets	(1,006,162,723)	226,291,542
Net assets at beginning of period	2,288,568,374	2,062,276,832
Net assets at end of period	$1,282,405,651	$2,288,568,374

*	For the period from July 1, 2022 to September 30, 2022 (Class T liquidation date).

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	43

Consolidated Financial Highlights
DWS Enhanced Commodity Strategy Fund — Class A
	Years Ended June 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.36	$11.23	$7.93	$9.47	$11.71
Income (loss) from investment operations:
Net investment income[a]	.13	.01	.04	.09	.15
Net realized and unrealized gain (loss)	(.84 )	1.67	3.32	(1.50)	(1.27)
Total from investment operations	(.71 )	1.68	3.36	(1.41)	(1.12)
Less distributions from:
Net investment income	(3.04)	(3.55)	(.06 )	(.13 )	(1.12)
Net asset value, end of period	$5.61	$9.36	$11.23	$7.93	$9.47
Total Return (%)[b,c]	(9.49)	19.60	42.59	(14.96)	(9.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	77	86	58	75
Ratio of expenses before expense reductions (%)	1.37	1.36	1.42	1.51	1.48
Ratio of expenses after expense reductions (%)	1.24	1.27	1.22	1.29	1.34
Ratio of net investment income (%)	2.05	.11	.39	1.05	1.43
Portfolio turnover rate (%)	90	134	81	68	65

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

44	|	DWS Enhanced Commodity Strategy Fund

DWS Enhanced Commodity Strategy Fund — Class C
	Years Ended June 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.33	$10.04	$7.11	$8.49	$10.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.05 )	(.03 )	.03	.06
Net realized and unrealized gain (loss)	(.75 )	1.49	2.98	(1.35)	(1.13)
Total from investment operations	(.68 )	1.44	2.95	(1.32)	(1.07)
Less distributions from:
Net investment income	(2.66)	(3.15)	(.02 )	(.06 )	(.94 )
Net asset value, end of period	$4.99	$8.33	$10.04	$7.11	$8.49
Total Return (%)[b,c]	(10.18)	18.67	41.55	(15.59)	(10.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	23	13	9	15
Ratio of expenses before expense reductions (%)	2.04	1.99	2.09	2.20	2.18
Ratio of expenses after expense reductions (%)	1.98	1.98	1.97	2.04	2.09
Ratio of net investment income (loss) (%)	1.26	(.61 )	(.35 )	.32	.68
Portfolio turnover rate (%)	90	134	81	68	65

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	45

DWS Enhanced Commodity Strategy Fund — Class R6
	Years Ended June 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.50	$11.39	$8.05	$9.62	$11.89
Income (loss) from investment operations:
Net investment income[a]	.16	.05	.07	.12	.19
Net realized and unrealized gain (loss)	(.86 )	1.69	3.37	(1.52)	(1.28)
Total from investment operations	(.70 )	1.74	3.44	(1.40)	(1.09)
Less distributions from:
Net investment income	(3.11)	(3.63)	(.10 )	(.17 )	(1.18)
Net asset value, end of period	$5.69	$9.50	$11.39	$8.05	$9.62
Total Return (%)[b]	(9.17)	20.06	43.00	(14.58)	(9.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	44	46	31	30
Ratio of expenses before expense reductions (%)	1.01	.97	1.02	1.08	1.06
Ratio of expenses after expense reductions (%)	.89	.89	.89	.89	.95
Ratio of net investment income (%)	2.43	.49	.73	1.42	1.86
Portfolio turnover rate (%)	90	134	81	68	65

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

46	|	DWS Enhanced Commodity Strategy Fund

DWS Enhanced Commodity Strategy Fund — Class S
	Years Ended June 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.48	$11.37	$8.03	$9.59	$11.86
Income (loss) from investment operations:
Net investment income[a]	.15	.03	.06	.12	.17
Net realized and unrealized gain (loss)	(.86 )	1.69	3.36	(1.53)	(1.28)
Total from investment operations	(.71 )	1.72	3.42	(1.41)	(1.11)
Less distributions from:
Net investment income	(3.09)	(3.61)	(.08 )	(.15 )	(1.16)
Net asset value, end of period	$5.68	$9.48	$11.37	$8.03	$9.59
Total Return (%)[b]	(9.30)	19.86	42.86	(14.79)	(9.58)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	79	70	83	195
Ratio of expenses before expense reductions (%)	1.15	1.13	1.19	1.25	1.21
Ratio of expenses after expense reductions (%)	1.04	1.07	1.03	1.09	1.14
Ratio of net investment income (%)	2.23	.30	.62	1.30	1.60
Portfolio turnover rate (%)	90	134	81	68	65

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	47

DWS Enhanced Commodity Strategy Fund — Institutional Class
	Years Ended June 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.51	$11.40	$8.06	$9.62	$11.90
Income (loss) from investment operations:
Net investment income[a]	.16	.05	.07	.13	.19
Net realized and unrealized gain (loss)	(.87 )	1.70	3.37	(1.52)	(1.29)
Total from investment operations	(.71 )	1.75	3.44	(1.39)	(1.10)
Less distributions from:
Net investment income	(3.11)	(3.64)	(.10 )	(.17 )	(1.18)
Net asset value, end of period	$5.69	$9.51	$11.40	$8.06	$9.62
Total Return (%)[b]	(9.24)	20.07	42.94	(14.58)	(9.47)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,121	2,066	1,848	1,371	2,450
Ratio of expenses before expense reductions (%)	1.06	1.04	1.09	1.19	1.16
Ratio of expenses after expense reductions (%)	.89	.89	.89	.90	.99
Ratio of net investment income (%)	2.35	.48	.73	1.46	1.79
Portfolio turnover rate (%)	90	134	81	68	65

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

48	|	DWS Enhanced Commodity Strategy Fund

Notes to Consolidated Financial Statements
A.
Organization and Significant Accounting Policies
DWS Enhanced Commodity Strategy Fund (the “Fund” ) is a diversified series of Deutsche DWS Securities Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	49

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary” ). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA” ), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC” ) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor” ) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as futures and options contracts and commodity-linked swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2023, the Fund’s investment in the Subsidiary was $247,037,017, representing 18.9% of the Fund’s total assets.
The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

50	|	DWS Enhanced Commodity Strategy Fund

Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of

DWS Enhanced Commodity Strategy Fund	|	51

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2023, the Fund had securities on loan, which were classified as corporate bonds in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the security loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

52	|	DWS Enhanced Commodity Strategy Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Income from certain commodity-linked derivatives does not constitute “qualifying income”  to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.
At June 30, 2023, the Fund had net tax basis capital loss carryforwards of approximately $38,958,000, including short-term losses ($15,644,000) and long-term losses ($23,314,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of June 30, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

DWS Enhanced Commodity Strategy Fund	|	53

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, interest income on defaulted securities and investment in the subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At June 30, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$12,143,024
Capital loss carryforwards	$(38,958,000)
Net unrealized appreciation (depreciation) on investments	$(885,719,706)
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $2,174,710,746. The net unrealized depreciation for all investments based on tax cost was $885,719,706. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $506,034,989 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,391,754,695.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended June 30,
	2023	2022
Distributions from ordinary income*	$694,722,398	$643,219,180

*	For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

54	|	DWS Enhanced Commodity Strategy Fund

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a

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payment or make a payment to the counterparty, respectively. For the year ended June 30, 2023, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
A summary of the open commodity-linked swap contracts as of June 30, 2023 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2023, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $1,794,522,000 to $4,099,701,000, and the investment in short commodity-linked swap contracts had a total notional amount generally indicative of a range from $0 to approximately $248,512,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2023, the Fund entered into commodity futures contracts and futures options contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
A summary of the open futures contracts and futures options contracts as of June 30, 2023, is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $18,431,000 to $90,158,000, the investment in futures options contracts purchased had a total notional value generally indicative of a range from $0 to $6,976,000, and the

56	|	DWS Enhanced Commodity Strategy Fund

investment in futures contracts sold had a total notional value generally indicative of a range from approximately $18,431,000 to $93,414,000, and the investment in futures options contracts sold had a total notional value generally indicative of a range from $0 to $5,344,000.
Options.  An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. The Fund may also purchase options on exchange-traded futures contracts where the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the underlying futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended June 30, 2023, the Fund entered into options on commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. There is no premium paid at the time of purchase on certain options on exchange-traded futures. At the expiration of these options on exchange-traded futures, the accumulated variation margin made or received is recorded as realized gains or losses. Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
A summary of open purchased option contracts as of June 30, 2023 is included in the Fund’s Consolidated Investment Portfolio. A summary of open written option contracts is included in the table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2023, the

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investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $6,883,000, and the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $2,988,000.
The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2023 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Purchased Options	Swap Contracts	Futures Contracts	Total
Commodity Contracts (a) (b)	$1,209,000	$3,204,149	$27,879,440	$32,292,589
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a)
Includes cumulative appreciation of futures and futures options contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b)	Investments in securities at value (includes purchased options) and unrealized appreciation on bilateral swap contracts

Liability Derivative	Written Options	Swap Contracts	Futures Contracts	Total
Commodity Contracts (a) (b)	$(1,243,200)	$(11,290,830)	$(29,155,336)	$(41,689,366)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a)
Includes cumulative depreciation of futures and futures options contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b)	Written options, at value and unrealized depreciation on bilateral swap contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2023 and the related location in the accompanying Consolidated

58	|	DWS Enhanced Commodity Strategy Fund

Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Commodity Contracts (a)	$(10,291,080)	$4,805,210	$(429,160,025)	$5,707,599	$(428,938,296)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a)	Net realized gain (loss) from investments (includes purchased options), written options, swap and futures and futures options contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Commodity Contracts (a)	$3,552,580	$(1,864,660)	$231,437,756	$(2,519,774)	$230,605,902
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap and futures and futures options contracts, respectively
As of June 30, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Consolidated

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Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$294,852	$(156,357)	$—	$—	$138,495
BNP Paribas	68,745	(68,745)	—	—	—
Canadian Imperial Bank of Commerce	54,862	—	—	—	54,862
Goldman Sachs & Co.	624,585	(624,585)	—	—	—
JPMorgan Chase Securities, Inc.	264,418	(264,418)	—	—	—
Macquarie Bank Ltd.	337,214	(19,966)	—	—	317,248
Merrill Lynch International Ltd.	104,332	—	—	—	104,332
Morgan Stanley	68,746	(68,746)	—	—	—
Royal Bank of Canada	1,233,015	(859,166)	—	—	373,849
Societe Generale	153,380	(153,380)	—	—	—
	$3,204,149	$(2,215,363)	$—	$—	$988,786

60	|	DWS Enhanced Commodity Strategy Fund

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$156,357	$(156,357)	$—	$—	$—
BNP Paribas	220,153	(68,745)	(151,408)	—	—
Citigroup, Inc.	5,945,761	—	(5,945,761)	—	—
Goldman Sachs & Co.	976,520	(624,585)	(351,935)	—	—
JPMorgan Chase Securities, Inc.	277,841	(264,418)	(13,423)	—	—
Macquarie Bank Ltd.	19,966	(19,966)	—	—	—
Morgan Stanley	188,534	(68,746)	(119,788)	—	—
Royal Bank of Canada	859,166	(859,166)	—	—	—
Societe Generale	419,717	(153,380)	(266,337)	—	—
UBS AG	2,226,815	—	(2,226,815)	—	—
	$11,290,830	$(2,215,363)	$(9,075,467)	$—	$—

(a)	The actual collateral received and/or pledged may be more than the amounts shown.
C.
Purchases and Sales of Securities
During the year ended June 30, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$100,028,759	$326,488,392
U.S. Treasury Obligations	$1,225,423,337	$2,025,397,302
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

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Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.850%
Next $500 million of such net assets	.800%
Next $500 million of such net assets	.750%
Next $1 billion of such net assets	.725%
Next $1 billion of such net assets	.700%
Next $1.5 billion of such net assets	.675%
Over $5 billion of such net assets	.650%
Accordingly, for the year ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.787% of the Fund’s average daily net assets.
For the period from July 1, 2022 through September 30, 2022 (through September 30, 2023 for Class R6 and Institutional Class shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.29%
Class C	2.04%
Class R6	.89%
Class S	1.09%
Institutional Class	.89%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of certain classes as follows:
Class A	1.22%
Class C	1.97%
Class S	1.02%

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For the year ended June 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$87,117
Class C	10,168
Class R6	50,032
Class S	67,491
Institutional Class	2,781,419
$2,996,227
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2023, the Administration Fee was $1,741,948, of which $104,588 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2023 (through September 30, 2022 for Class T shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$8,613	$1,408
Class T	6	—
Class C	426	67
Class R6	30,649	5,178
Class S	10,407	1,663
Institutional Class	12,789	2,136
	$62,890	$10,452
In addition, for the year ended June 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by

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unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$120,077
Class C	17,474
Class S	125,222
Institutional Class	2,106,939
$2,369,712
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended June 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2023
Class C	$128,332	$7,620
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2023 (through September 30, 2022 for Class T shares), the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at June 30, 2023	Annual Rate
Class A	$167,388	$26,233.25%
Class T	5	—	.15%
Class C	42,770	5,282.25%
	$210,163	$31,515
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2023 aggregated $7,780.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares

64	|	DWS Enhanced Commodity Strategy Fund

redeemed for Class C. For the year ended June 30, 2023, the CDSC for Class C shares aggregated $6,051. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2023, DDI received $95 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended June 30, 2023, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders”  aggregated $1,483, of which $210 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

DWS Enhanced Commodity Strategy Fund	|	65

F.
Investing in Commodities-Related Investments
The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, commodity-linked structured notes and options and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price. The Fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended June 30, 2023		Year Ended June 30, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,695,263	$29,636,678	5,837,814	$54,365,569
Class C	339,404	2,090,371	1,627,058	14,312,768
Class R6	3,626,675	23,315,692	2,776,535	26,814,684
Class S	2,872,452	19,031,792	3,373,474	32,384,671
Institutional Class	117,991,130	772,557,567	110,986,812	1,057,976,103
		$846,632,100		$1,185,853,795

66	|	DWS Enhanced Commodity Strategy Fund

	Year Ended June 30, 2023		Year Ended June 30, 2022
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	2,620,236	$15,708,090	1,526,925	$12,474,077
Class T	752 *	4,519 *	458	3,740
Class C	1,090,773	5,833,383	575,224	4,204,886
Class R6	1,713,750	10,423,243	1,026,820	8,518,501
Class S	3,564,814	21,619,256	2,493,623	20,625,795
Institutional Class	93,264,251	567,486,632	65,065,519	540,409,197
		$621,075,123		$586,236,196
Shares redeemed
Class A	(5,111,473)	$(32,622,452)	(6,782,318)	$(67,058,914)
Class T	(2,261)*	(13,404)*	—	—
Class C	(1,786,792)	(10,789,668)	(750,203)	(6,149,898)
Class R6	(2,620,144)	(17,374,048)	(3,189,872)	(32,669,215)
Class S	(6,085,814)	(41,774,785)	(3,710,127)	(35,508,040)
Institutional Class	(231,588,342)	(1,513,474,025)	(120,863,155)	(1,151,571,760)
		$(1,616,048,382)		$(1,292,957,827)
Net increase (decrease)
Class A	2,204,026	$12,722,316	582,421	$(219,268)
Class T	(1,509)*	(8,885)*	458	3,740
Class C	(356,615)	(2,865,914)	1,452,079	12,367,756
Class R6	2,720,281	16,364,887	613,483	2,663,970
Class S	351,452	(1,123,737)	2,156,970	17,502,426
Institutional Class	(20,332,961)	(173,429,826)	55,189,176	446,813,540
		$(148,341,159)		$479,132,164

*	For the period from July 1, 2022 to September 30, 2022 (Class T liquidation date).

DWS Enhanced Commodity Strategy Fund	|	67

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Enhanced Commodity Strategy Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of DWS Enhanced Commodity Strategy Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust” ), including the consolidated investment portfolio, as of June 30, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at June 30, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

68	|	DWS Enhanced Commodity Strategy Fund

effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
August 28, 2023

DWS Enhanced Commodity Strategy Fund	|	69

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

70	|	DWS Enhanced Commodity Strategy Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Enhanced Commodity Strategy Fund	|	71

Expenses and Value of a $1,000 Investment
for the six months ended June 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$946.30	$941.20	$947.30	$946.40	$947.30
Expenses Paid per $1,000*	$5.89	$9.48	$4.30	$4.92	$4.30
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,018.74	$1,015.03	$1,020.38	$1,019.74	$1,020.38
Expenses Paid per $1,000*	$6.11	$9.84	$4.46	$5.11	$4.46

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.22%	1.97%	.89%	1.02%	.89%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

72	|	DWS Enhanced Commodity Strategy Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period” ). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.

DWS Enhanced Commodity Strategy Fund	|	73

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Enhanced Commodity Strategy Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

74	|	DWS Enhanced Commodity Strategy Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment

DWS Enhanced Commodity Strategy Fund	|	75

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.10%, effective October 1, 2020. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

76	|	DWS Enhanced Commodity Strategy Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees

DWS Enhanced Commodity Strategy Fund	|	77

and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

78	|	DWS Enhanced Commodity Strategy Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

DWS Enhanced Commodity Strategy Fund	|	79

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2] (population
well-being and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

80	|	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

DWS Enhanced Commodity Strategy Fund	|	81

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

82	|	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

DWS Enhanced Commodity Strategy Fund	|	83

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust,
Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc.,
Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments
VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust,
Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free
Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr.
Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various
Trusts. Mr. Perry is an Advisory Board Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

84	|	DWS Enhanced Commodity Strategy Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Enhanced Commodity Strategy Fund	|	85

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 851	25159L 844	25159L 836
Fund Number	485	785	2085	817

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SKRRX
CUSIP Number	25159L 448
Fund Number	1685

86	|	DWS Enhanced Commodity Strategy Fund

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DECSF-2
(R-028287-12 8/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Enhanced Commodity Strategy Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$59,014	$0	$10,366	$0
2022	$62,121	$0	$10,366	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$572,355	$0
2022	$0	$394,557	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$10,366	$572,355	$0	$582,721
2022	$10,366	$394,557	$0	$404,923

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/29/2023